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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                               February 1, 2000
                                (Date of Report)

                               January 11, 2000
                       (Date of earliest event reported)


                              McKESSON HBOC, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                        1-13252                   94-3207296
(State of Incorporation)         (Commission File No.)          (IRS Employer
                                                             Identification No.)

McKesson Plaza
One Post Street
San Francisco, CA                                                   94104
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code (415) 983-8300


Item 5.   Other Events

     We are filing this Current Report on Form 8-K to make generally available certain information regarding the Registrant.

     On January 11, 2000, the Registrant entered into a definitive Stock Purchase Agreement, a copy of which is attached hereto as Exhibit 99.1, with Groupe Danone SA, a company organized under the laws of France, whereby Groupe Danone will purchase all of the outstanding capital stock of McKesson Water Products Company, a California corporation and a wholly-owned subsidiary of the Registrant, for a total consideration of $1.1 billion in cash. The Company's pro forma financial information which reflects the classification of the net assets and results of operations of the McKesson Water Products Company as a discontinued operation is attached hereto as Exhibit 99.2.

     On January 25, 2000, the Registrant issued a press release announcing the Registrant's results for the third quarter ended December 31, 1999. A copy of the press release announcing the Registrant's third quarter results is set forth in Exhibit 99.3 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

Item 7    Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

          99.1* Stock Purchase Agreement, dated as of January 10, 2000, by and among McKesson HBOC, Inc., Danone International Brands, Inc. and Groupe Danone SA.

          99.2   Pro forma financial information of the Registrant.

          99.3   Press Release issued by the Registrant on January 25, 2000.
___________________

* Exhibit A, B and C have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of such omitted exhibits to the Commission upon request.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                    McKESSON HBOC, INC.
                                    (Registrant)



Date:  February 1, 2000             By: /s/ Ivan D. Meyerson
                                       ---------------------------------
                                       Name:  Ivan D. Meyerson
                                       Title: Senior Vice President,
                                              General Counsel and Secretary

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                                 EXHIBIT INDEX

Exhibit No.              Title

 99.1* Stock Purchase Agreement, dated as of January 10, 2000, by and among McKesson HBOC, Inc., Danone International Brands, Inc. and Groupe Danone SA.

 99.2           Pro forma financial information of the Registrant.

 99.3           Press Release issued by the Registrant on January 25, 2000.

___________________

* Exhibit A, B and C have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of such omitted exhibits to the Commission upon request.